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                                                                   Exhibit 10.11


                                 AMENDMENT NO. 1
                                     TO THE
                      RPM, INC. INCENTIVE COMPENSATION PLAN


                THIS AMENDMENT NO. 1 to the RPM, Inc. Incentive Compensation Plan (hereinafter known as the "Plan") is executed by RPM, Inc. (hereinafter known as the "Company") and acknowledged by RPM International Inc. (hereinafter known as the "Successor Company"), as of the dates set forth below.

                                  WITNESSETH:

               WHEREAS, the Company maintains the Plan for the benefit of certain of its employees and certain employees of affiliated companies; and

               WHEREAS, in connection with the reincorporation of the Company as a Delaware corporation, the Company has agreed to assign, and the Successor Company has agreed to assume, all of the powers, authorities, duties, responsibilities and obligations of the Company with respect to the Plan in accordance with an Agreement and Plan of Merger, dated August 29, 2002; and

               WHEREAS, it is the desire of the Company to amend the Plan in order to reflect the reincorporation of the Company, the assumption of the Plan by the Successor Company, and the new name of the Plan, all of which will become effective as of the effective time of the reincorporation of the Company, which shall be 9:00 a.m. on October 15, 2002 (the "Effective Time"); and

               WHEREAS, the Company reserved the right, pursuant to Section 7 of the Plan, for the Board of Directors to make certain amendments thereto;



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               NOW, THEREFORE, pursuant to Section 7 of the Plan, the Board of
Directors hereby amends the Plan as follows, effective as of the Effective Time:

        1. The name of the Plan is hereby amended to the "RPM International Inc. Incentive Compensation Plan."

        2. The Plan is hereby amended by the deletion of each reference to the term "RPM, Inc." as a corporate entity, including but not limited to, the definition of the term "Company" in Section 1, and the substitution in lieu thereof of the term "RPM International Inc." as the corporate entity.

        3. The Plan is hereby amended by the deletion of each reference to the term "RPM, Inc." as the sponsor of the Plan, including but not limited to, the name of the Plan as defined in Section 2(k), and the substitution in lieu thereof of the term "RPM International Inc." as the sponsor of the Plan.

                            [Signature Page Follows]



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               IN WITNESS WHEREOF, RPM., Inc., by officers duly authorized by its Board of Directors, has caused this Amendment No. 1 to the RPM, Inc. Incentive Compensation Plan to be signed this 14th day of October, 2002.

                                         RPM, INC.



                                         By:      /s/ P. Kelly Tompkins
                                                --------------------------------
                                                P. Kelly Tompkins, Secretary


        The Successor Company hereby expressly acknowledges its assumption of all of the powers, authorities, duties, responsibilities and obligations of the Company with respect to the Plan as of the Effective Time.

                                         RPM INTERNATIONAL INC.

                                         By:      /s/ Keith R. Smiley
                                                --------------------------------
                                                Keith R. Smiley, Treasurer and
                                                   Assistant Secretary



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